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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               February 16, 2000
                Date of Report (Date of earliest event reported)

                       Commission File Number   333-61293

                            SPLITROCK SERVICES, INC.
             (Exact name of Registrant as specified in its charter)

                 Delaware                                    76-0529757
(State or other jurisdiction of incorporation    (IRS Employer Identification Number)
 or organization)

                             9012 New Trails Drive
                           The Woodlands, Texas 77381
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (281) 465-1200
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Item 5. Other Events

     On February 16, 2000, Splitrock Services, Inc., a Delaware corporation issued a press release announcing its results for the year ended December 31, 1999. The press release is attached hereto as an exhibit and hereby incorporated by reference.

     Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

     (c) Exhibits:

Exhibit No.    Description

99.1 Press release, dated February 16, 2000, announcing Splitrock Services, Inc.'s results for the year ended December 31, 1999
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SPLITROCK SERVICES, INC.
Dated: February 18, 2000

                                    By: /s/ Patrick J. McGettigan, Jr.
                                        -----------------------------

                                    Patrick J. McGettigan, Jr.
                                    Senior Vice President, Secretary and
                                    General Counsel